(2_FIDELITY_LOGOS)FIDELITY

MID-CAP STOCK
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              6    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     9    A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            10   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   23   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  27   Notes to the financial statements.

DISTRIBUTIONS          31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first 10 months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996         PAST 6   PAST 1   LIFE OF
                                       MONTHS   YEAR     FUND

Mid-Cap Stock                          4.27%    18.72%   66.38%

S&P MidCap 400(registered trademark)   3.04%    17.35%   42.47%

Mid-Cap Funds Average                  1.57%    18.27%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on March 29, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the S&P MidCap 400 Index - a widely recognized, unmanaged index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of 167 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past six months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996    PAST 1   LIFE OF
                                  YEAR     FUND

Mid-Cap Stock                     18.72%   21.66%

S&P MidCap 400                    17.35%   14.60%

Mid-Cap Funds Average             18.27%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961111 094334 S00000000000001
             Mid-Cap Stock               SP MidCap 400
             00337                       SP004
  1994/03/29      10000.00                    10000.00
  1994/03/31       9780.00                     9631.19
  1994/04/30       9840.00                     9702.46
  1994/05/31       9890.00                     9610.29
  1994/06/30       9690.00                     9279.69
  1994/07/31       9930.00                     9594.28
  1994/08/31      10740.00                    10097.02
  1994/09/30      10990.00                     9908.20
  1994/10/31      11180.00                    10016.20
  1994/11/30      10720.00                     9564.47
  1994/12/31      10846.15                     9652.27
  1995/01/31      10927.24                     9752.75
  1995/02/28      11464.48                    10263.99
  1995/03/31      11860.51                    10442.07
  1995/04/30      12195.61                    10651.75
  1995/05/31      12378.39                    10908.78
  1995/06/30      12984.78                    11352.87
  1995/07/31      13715.88                    11945.15
  1995/08/31      14004.20                    12166.02
  1995/09/30      14302.82                    12460.92
  1995/10/31      14014.50                    12140.30
  1995/11/30      14539.66                    12670.47
  1995/12/31      14525.66                    12638.92
  1996/01/31      14977.57                    12822.31
  1996/02/29      15397.20                    13258.14
  1996/03/31      15386.44                    13416.97
  1996/04/30      15956.71                    13826.73
  1996/05/31      16666.85                    14013.66
  1996/06/30      16158.58                    13803.32
  1996/07/31      15221.85                    12869.52
  1996/08/31      16080.52                    13611.71
  1996/09/30      17073.01                    14205.18
  1996/10/31      16638.10                    14246.52
IMATRL PRASUN   SHR__CHT 19961031 19961111 094335 R00000000000035

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $16,638 - a 66.38% increase on the initial investment. For comparison, look at how the S&P MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $14,247 - a 42.47% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Mid-Cap
Stock Fund
Q. HOW DID THE FUND PERFORM, JENNIFER?
A. The fund did well during the six-month period covered by this report, outperforming both its index and similar funds. During the six months that ended on October 31, 1996, the fund had a return of 4.27%, compared to a return of 3.04% for the Standard & Poor's MidCap 400 Index and 1.57% for the mid-cap funds average monitored by Lipper Analytical Services. The fund performed well over the past 12 months, too, with a return of 18.72%. During the same one-year period ending October 31, 1996, the index returned 17.35%, while the mid-cap funds average was up 18.27%.
Q. WHAT WERE THE KEY FACTORS IN THE FUND'S PERFORMANCE?
A. The fund was relatively underweighted in technology stocks early in the period, which allowed me to escape the severe correction in Nasdaq and technology stocks during the summer. As the correction was ending, I became more aggressive, buying technology stocks in August and September. These investments helped the fund quite a bit. I had 13.6% invested in the technology sector when the period began in May, and nearly 20% when the period ended on October 31. So, I didn't participate that much in the downside of technology during the summer correction, but managed to do well in technology's upside later in the reporting period, particularly in September. The fund's investments in semiconductor stocks, such as Novellus Systems, worked out well, as did its holdings in networking stocks, including 3Com.
Q. YOU ALSO SIGNIFICANTLY INCREASED THE FUND'S INVESTMENTS IN THE RETAIL SECTOR. DID THAT HELP THE FUND?
A. Yes, it did. At the end of the period, the fund had about 10% invested in retail, up from less than 6% six months ago. Neiman-Marcus and Gymboree, were among my larger holdings in the sector, and each made a strong contribution to the fund's performance.
Q. THE FUND ALSO MADE SOME SIGNIFICANT INVESTMENTS IN STOCKS IN THE MEDIA AND LEISURE SECTOR, PARTICULARLY IN THOSE COMPANIES WITH INTERESTS IN CASINOS . . .
A. That's right. Mirage Resorts, Hilton Hotels and Sun International Hotels were all among the fund's top 10 holdings at the end of the period. I've held Mirage and Hilton for most of the year and, when they corrected - meaning when the share prices dropped midway through the year - I bought more of them. I added to the fund's holdings in Sun in September. I increased the fund's investments in these holdings because the capacity added to the Las Vegas hotel and casino market in recent years has been absorbed. Hotel occupancy rates there are very high, and room rates have increased. So business currently is very good. In addition, there is a host of large, new projects planned for the next 18 to 24 months, and the stocks typically do well in advance of these big openings. When a new project opens, demand is stimulated and earnings estimates typically are increased, so I think growth can accelerate from here.
Q. HALF OF THE FUND'S TOP 10 HOLDINGS ARE THE SAME AS SIX MONTHS AGO. HOW DID THEY PERFORM?
A. For the most part, they were great. Four of my five largest holdings at the end of October were among my half-dozen largest holdings six months ago. Cytec, a specialty chemical company and the fund's largest stock holding, and Household International, a consumer finance company, were both up nearly 30%, while Wisconsin Central, a railroad company, appreciated about 25% over the past six months. UNUM, the disability insurance firm, was also up, but not as dramatically as the others.
Q. EVEN WITH THE FUND'S PERFORMANCE DURING THE PERIOD, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS . . .
A. That's true. While the financial sector did well during the period, particularly in October, the fund was underweighted in this sector, which hurt performance. Some individual holdings also didn't do as well as I had hoped. For example, Medaphis, a medical billing company, had some problems integrating acquisitions, and the price of the stock dropped dramatically.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?
A. A lot depends on how well the economy does. Chances are the economy will be slower in 1997 than it was in 1996 because consumers are so extended on their borrowing, and that typically doesn't bode well for the economy. An equally compelling argument for a slowdown is that we're five years into an economic recovery, and that's a long recovery without a breather. I don't know if there will be a recession, but I doubt the economy will take off from the level it's at today. With a slower economy, you usually want to be in growth stocks, and I'll attempt to move the fund more into that type of stock as opportunities arise. Since the performance of growth stocks usually isn't dependent on the strength of the overall economy, I believe many of these stocks could do well even with a slower economy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of
capital by investing mainly in
equity securities of
companies with
medium-sized market
capitalizations
FUND NUMBER: 337
TRADING SYMBOL: FMCSX
START DATE: March 29, 1994
SIZE: as of October 31, 1996,
more than $1.7 billion
MANAGER: Jennifer Uhrig,
since inception; manager,
Fidelity Select Retailing
Portfolio, 1991-1993; Fidelity
Developing Communications
Portfolio, 1990-1991; Fidelity
Select Telecommunications
Portfolio, 1987-1990;
joined Fidelity in 1987
(checkmark)
JENNIFER UHRIG ON THE
AEROSPACE INDUSTRY AND THE
CYCLICAL NATURE OF INVESTING:
"The aerospace industry is
interesting because, similar to
other cyclical sectors, it goes
through some big up and
down periods. The last big
up-cycle, during the
mid-to-late '80s, was the
biggest up-cycle ever. That
cycle came to a screeching
halt with the Gulf War in 1991.
Since then, there have been
five down years for the
industry, leading up to 1996,
which many expect will be the
trough year where airplane
deliveries bottom out.
"Boeing, for instance, will
produce about 215 planes this
year. Next year, Boeing's
expected to produce about
350 planes - a huge
ramp-up. Trend line demand
- the average demand to
replace planes taken out of
service as well as to
accommodate the growth in
flying - is about 500 planes.
Typically, cycles should go
beyond their trend line on the
upside, just as they go below
the trend line on the
downside. Therefore,
production could go beyond
500 planes, which would
provide for several years of
growth.
"As a way to invest in this
sector, I bought stocks in
mid-cap companies that serve
as suppliers to the major
aircraft manufacturers. My
reasoning is that the suppliers
should benefit from an
increase in production of new
planes, since aircraft
manufacturers typically
outsource half of their
business to parts suppliers. In
addition, these suppliers
consolidated during the down
cycle, which bodes well for
profitability."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1996
                                     % OF FUND'S    % OF FUND'S
                                     INVESTMENTS    INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

Cytec Industries, Inc.               2.5            2.2

UNUM Corp.                           2.0            1.8

Wisconsin Central Transportation     1.6            2.4
Corp.

Mirage Resorts, Inc.                 1.5            0.8

Household International, Inc.        1.0            1.8

Hilton Hotels Corp.                  1.0            1.0

Beneficial Corp.                     0.9            0.7

Sun International Hotels Ltd. Ord.   0.9            0.3

Student Loan Marketing Association   0.9            2.4

St. Jude Medical, Inc.               0.8            0.6

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1996
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

Technology           19.9           13.6

Finance              10.3           13.0

Retail & Wholesale   9.9            5.9

Basic Industries     9.4            7.1

Media & Leisure      7.7            5.5

ASSET ALLOCATION  (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996 * AS OF APRIL 30, 1996 **
Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 2.2
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 42.9
Row: 1, Col: 1, Value: 11.4
Row: 1, Col: 2, Value: 2.5
Row: 1, Col: 3, Value: 40.0
Row: 1, Col: 4, Value: 46.1
Stocks 93.9%
Bonds 1.2%
Short-term
investments 4.9%
FOREIGN
INVESTMENTS 3.0%
Stocks 87.4%
Bonds 1.2%
Short-term
investments 11.4%
FOREIGN
INVESTMENTS 3.7%
*
**
INVESTMENTS OCTOBER 31, 1996 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.8%
AEROSPACE & DEFENSE - 3.2%
AAR Corp.   148,000 $ 4,218
Banner Aerospace, Inc. (a)  22,400  185
Be Aerospace, Inc. (a)  517,400  11,253
Gulfstream Aerospace Corp. (a)  412,700  9,750
Precision Castparts Corp.   124,100  5,802
Rohr Industries, Inc. (a)  242,500  4,486
Sturm Ruger & Co., Inc.   159,400  2,989
Thiokol Corp.   258,600  10,829
Wyman-Gordon Co. (a)  302,200  6,648
  56,160
DEFENSE ELECTRONICS - 0.6%
Raytheon Co.   198,800  9,791
TOTAL AEROSPACE & DEFENSE   65,951
BASIC INDUSTRIES - 9.3%
CHEMICALS & PLASTICS - 4.5%
Carbide/Graphite Group, Inc. (The) (a)  117,000  1,909
Cytec Industries, Inc. (a)  1,192,200  42,621
IMC Fertilizer Group, Inc.   352,500  13,219
International Specialty Products, Inc. (a)  366,400  3,984
Valspar Corp.   144,100  7,079
Witco Corp.   290,700  9,012
  77,824
IRON & STEEL - 1.4%
Hexcel Corp. (a)  603,700  11,017
Nucor Corp.   192,200  9,105
SPS Technologies, Inc. (a)  76,200  4,572
  24,694
METALS & MINING - 0.9%
IMCO Recycling, Inc.   274,200  4,387
Inco Ltd.   299,500  9,477
Superior Telecom, Inc. (a)  48,300  857
  14,721
PACKAGING & CONTAINERS - 0.3%
Gaylord Container Corp. Class A  654,900  4,912
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - 2.2%
Boise Cascade Corp.   276,400 $ 8,568
Champion International Corp.   255,800  11,127
Jefferson Smurfit Corp. (a)  315,200  4,413
Mail-Well, Inc.   134,300  1,847
Mercer International, Inc. SBI  284,100  3,551
Pentair, Inc.   10,000  253
Stone Container Corp.   537,100  8,191
  37,950
TOTAL BASIC INDUSTRIES   160,101
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   105,500  6,910
Tyco International Ltd.   193,700  9,613
  16,523
CONSTRUCTION & REAL ESTATE - 1.3%
BUILDING MATERIALS - 0.6%
Sherwin-Williams Co.   191,100  9,579
CONSTRUCTION - 0.7%
DR Horton, Inc. (a)  451,920  4,123
Kaufman & Broad Home Corp.   338,900  4,067
McDermott (J. Ray) SA  94,600  2,566
Standard Pacific Corp.   281,100  1,511
  12,267
ENGINEERING - 0.0%
MasTec, Inc. (a)  6,600  321
TOTAL CONSTRUCTION & REAL ESTATE   22,167
DURABLES - 4.9%
AUTOS, TIRES, & ACCESSORIES - 2.1%
Eaton Corp.   144,400  8,628
Federal-Mogul Corp.   273,300  6,115
Intermet Corp.   386,000  4,584
Lear Corp. (a)  209,200  7,740
PACCAR, Inc.   16,800  937
TRW, Inc.   83,600  7,566
  35,570
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER DURABLES - 0.3%
Dupont Photomasks, Inc. (a)  159,900 $ 5,836
HOME FURNISHINGS - 0.7%
Furniture Brands International, Inc. (a)  408,300  5,461
Heilig-Meyers Co.   509,700  6,626
  12,087
TEXTILES & APPAREL - 1.8%
Adidas AG (b)  5,000  428
Cutter & Buck, Inc.   22,300  237
Fruit of the Loom, Inc. Class A (a)  33,000  1,200
Liz Claiborne, Inc.   251,000  10,605
North Face, Inc. (a)  232,200  4,702
Warnaco Group, Inc. Class A  287,400  7,149
Westpoint Stevens, Inc. Class A (a)  249,200  6,635
  30,956
TOTAL DURABLES   84,449
ENERGY - 3.5%
ENERGY SERVICES - 1.6%
Marine Drilling Companies, Inc.   118,600  1,646
Noble Drilling Corp.   221,800  4,131
Tidewater, Inc.   218,200  9,546
Transocean Offshore, Inc.   40,997  2,593
Weatherford Enterra, Inc. (a)  319,100  9,254
  27,170
OIL & GAS - 1.9%
Amerada Hess Corp.   133,300  7,381
Belco Oil & Gas Corp. (a)  208,200  5,179
Chesapeake Energy Corp. (a)  195,300  11,376
Cooper Cameron Corp. (a)  26,400  1,686
Flores & Rucks, Inc. (a)  162,000  7,655
National Oilwell, Inc.   2,200  51
Vastar Resources, Inc.   11,500  427
  33,755
TOTAL ENERGY   60,925
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 10.3%
BANKS - 0.4%
U.S. Bancorp  186,300 $ 7,452
CREDIT & OTHER FINANCE - 2.4%
Associates First Capital Corp.   181,300  7,864
Beneficial Corp.   277,500  16,234
Household International, Inc.   202,000  17,877
  41,975
FEDERAL SPONSORED CREDIT - 2.2%
Federal Home Loan Mortgage Corporation  100,900  10,191
Federal National Mortgage Association  341,200  13,349
Student Loan Marketing Association  178,600  14,779
  38,319
INSURANCE - 4.4%
Allmerica Financial Corp.   159,600  4,848
American Bankers Insurance Group, Inc.   200,000  9,600
Arbatax International, Inc. (a)  86,500  597
Equitable of Iowa Companies  163,900  6,863
MMI Companies, Inc.   68,700  1,975
Penncorp. Financial Group, Inc.   274,300  9,498
Protective Life Corp.   150,300  5,185
Riscorp, Inc. (a)  422,800  2,114
UNUM Corp.   550,720  34,627
  75,307
SAVINGS & LOANS - 0.3%
First Federal Savings & Loan Association  22,200  416
FirstFed Financial Corp. (a)  70,200  1,544
Walden Bancorp, Inc.   85,300  2,794
  4,754
SECURITIES INDUSTRY - 0.6%
Alex Brown, Inc.   88,300  5,011
Legg Mason, Inc.   150,900  4,867
  9,878
TOTAL FINANCE   177,685
HEALTH - 6.1%
DRUGS & PHARMACEUTICALS - 0.8%
Biogen, Inc. (a)  50,800  3,785
Thermotrex Corp. (a)  105,900  3,759
Watson Pharmaceuticals, Inc. (a)  177,800  5,934
  13,478
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
AmeriSource Health Corp. Class A (a)  127,100 $ 5,386
Bergen Brunswig Corp. Class A  315,700  9,905
Cardinal Health, Inc.   95,425  7,491
Cygnus, Inc. (a)  258,100  3,710
Heartport, Inc. (a)  125,200  3,302
McKesson Corp.  179,600  8,935
Mentor Corp.   118,500  2,622
St. Jude Medical, Inc. (a)  363,650  14,364
Sunrise Medical, Inc.   261,600  3,892
  59,607
MEDICAL FACILITIES MANAGEMENT - 1.9%
HEALTHSOUTH Rehabilitation Corp. (a)  296,200  11,108
Health Management Associates, Inc. Class A  344,400  7,577
Health Systems International, Inc. (a)  126,800  3,027
PacifiCare Health Systems, Inc. Class B (a)  153,400  10,776
  32,488
TOTAL HEALTH   105,573
INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%
ELECTRICAL EQUIPMENT - 0.4%
California Amplifier, Inc. (a)  457,500  3,774
Cherry Corp. (a):
Class A  100,000  1,075
 Class B  120,000  1,230
Owosso Corp.   171,900  989
  7,068
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Fedders Corp. Class A  92,250  461
IDEX Corp.   91,700  3,450
Ingersoll-Rand Co.   177,800  7,401
UCAR International, Inc. (a)  249,600  9,766
  21,078
POLLUTION CONTROL - 0.5%
Allied Waste Industries, Inc. (a)  965,100  8,746
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   36,892
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 7.7%
BROADCASTING - 1.4%
American Telecasting, Inc. (a)  493,600 $ 4,751
CAI Wireless Systems, Inc. (a)  366,430  1,283
Heartland Wireless Communications, Inc. (a)  211,378  4,597
Lin Television Corp. (a)  231,600  8,772
Metro Networks, Inc.   3,600  73
People's Choice TV Corp. (a)  407,892  4,589
Wireless One, Inc. (a)  33,500  436
  24,501
ENTERTAINMENT - 0.5%
MGM Grand, Inc.  (a)  225,700  8,746
LODGING & GAMING - 4.2%
Circus Circus Enterprises, Inc. (a)  283,500  9,781
Hilton Hotels Corp.   588,000  17,860
International Game Technology Corp.   221,200  4,673
Mirage Resorts, Inc. (a)  1,136,500  25,003
Sun International Hotels Ltd. Ord. (a)  315,200  14,893
  72,210
PUBLISHING - 1.5%
Dun & Bradstreet Corp.   135,300  7,830
Hollinger International, Inc. Class A  1,038,000  12,975
Meredith Corp.   90,700  4,558
  25,363
RESTAURANTS - 0.1%
Rainforest Cafe, Inc. (a)  44,100  1,433
TOTAL MEDIA & LEISURE   132,253
NONDURABLES - 2.4%
BEVERAGES - 0.5%
Coors (Adolph) Co. Class B  418,800  8,167
HOUSEHOLD PRODUCTS - 0.3%
Safeskin Corp. (a)  111,300  4,382
TOBACCO - 1.6%
Dimon, Inc.   162,950  3,096
Philip Morris Companies, Inc.   77,500  7,178
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
TOBACCO - CONTINUED
RJR Nabisco Holdings Corp.   411,700 $ 11,888
Schweitzer-Mauduit International, Inc.   6,600  203
Universal Corp.   200,400  5,461
  27,826
TOTAL NONDURABLES   40,375
PRECIOUS METALS - 1.2%
Bre-X Minerals Ltd. (a)  566,200  9,476
Bro-X Minerals Ltd.   56,620  165
Getchell Gold Corp. (a)  231,000  10,279
Greenstone Resources Ltd. (a)  71,100  903
  20,823
RETAIL & WHOLESALE - 9.9%
APPAREL STORES - 3.7%
Abercrombie & Fitch Co. (a)  208,100  4,578
Charming Shoppes, Inc. (a)  801,100  3,705
Footstar, Inc.   76,840  1,691
Gymboree Corp. (a)  368,500  11,516
Just for Feet, Inc. (a)  147,450  3,815
Loehmanns, Inc. (a)  256,500  6,894
Melville Corp.   266,900  9,942
Ross Stores, Inc.   260,200  10,798
Saks Holdings, Inc. (a)  51,900  1,817
Talbots, Inc.   335,300  9,556
  64,312
DRUG STORES - 0.6%
Eckerd Corp. (a)  344,900  9,571
GENERAL MERCHANDISE STORES - 1.8%
Hot Topic, Inc. (a)(c)  241,600  5,798
Michaels Stores, Inc. (a)  356,700  3,612
Neiman-Marcus Group, Inc. (a)  371,900  12,133
Wal-Mart Stores, Inc.   322,600  8,589
  30,132
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 1.0%
Food Lion, Inc.:
Class A  863,100 $ 7,390
 Class B  90,400  757
Whole Foods Market, Inc. (a)  336,600  8,626
  16,773
RETAIL & WHOLESALE, MISCELLANEOUS - 2.8%
Circuit City Stores, Inc.   21,200  694
Fabri-Centers of America, Inc. (a):
Class A  77,300  1,005
 Class B (non-vtg)  78,300  1,018
Fingerhut Companies, Inc.   389,200  5,789
Friedmans, Inc. Class A (a)  288,400  4,723
Gadzooks, Inc. (a)  300,000  8,700
Office Depot, Inc. (a)  439,600  8,627
PETsMART, Inc. (a)  193,600  5,227
Tiffany & Co., Inc.   214,300  7,929
Zale Corp. (a)  264,000  5,115
  48,827
TOTAL RETAIL & WHOLESALE   169,615
SERVICES - 3.5%
ADVERTISING - 1.1%
ADVO, Inc.   682,300  9,638
Omnicom Group, Inc.   174,600  8,686
  18,324
EDUCATIONAL SERVICES - 0.1%
Strayer Education, Inc.   109,300  2,104
Sylvan Learning Systems (a)  8,500  359
  2,463
SERVICES - 2.3%
Craig (Jenny), Inc. (a)  737,300  6,636
Lawyers Title Corp.   198,300  3,495
Medaphis Corp. (a)  650,500  5,773
Medpartners, Inc. (a)  538,707  11,380
National Education Corp. (a)  406,400  6,604
Regis Corp.   196,800  4,772
Superior Consultant, Inc. (a)  400  10
  38,670
TOTAL SERVICES   59,457
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 19.9%
COMMUNICATIONS EQUIPMENT - 2.6%
Ascend Communications, Inc. (a)  191,200 $ 12,500
Aspect Telecommunications Corp.   20,900  1,243
Dynatech Corp. (a)  155,100  7,668
Tellabs, Inc. (a)  132,900  11,313
3Com Corp. (a)  178,100  12,044
  44,768
COMPUTER SERVICES & SOFTWARE - 8.4%
Advent Software, Inc. (a)  33,900  1,102
Baan Co. NV (a)  168,200  6,223
Barra, Inc. (a)  178,800  5,004
Broderbund Software, Inc. (a)  194,500  5,470
CUC International, Inc. (a)  491,250  12,036
Cadence Design Systems, Inc. (a)  174,600  6,373
CompUSA, Inc. (a)  203,500  9,412
Computer Learning Centers, Inc. (a)  152,300  4,074
Equifax, Inc.   307,200  9,139
Forte Software, Inc. (a)  137,100  5,176
GT Interactive Software, Inc. (a)  403,000  7,707
Health Systems Design Corp. (a)  2,000  24
International Network Services (a)  900  32
Keane, Inc. (a)  161,900  7,508
McAfee Associates, Inc. (a)  199,500  9,077
Metromail Corp. (a)  102,700  1,887
Midway Games, Inc.   39,200  784
PeopleSoft, Inc. (a)  120,000  10,770
Rational Software Corp.  89,100  3,419
Sabre Group Holdings, Inc. Class A (a)  376,400  11,480
Spectrum Holobyte, Inc. (a)  651,000  3,662
SunGard Data Systems, Inc. (a)  151,800  6,490
Sybase, Inc. (a)  454,700  8,014
Trusted Information Systems, Inc. (a)  2,100  28
Vantive Corp. (a)  265,200  8,752
  143,643
COMPUTERS & OFFICE EQUIPMENT - 4.2%
Adaptec, Inc. (a)  91,600  5,576
Bay Networks, Inc. (a)  472,800  9,574
Bell & Howell Co. (a)  240,900  6,444
Comverse Technology, Inc.   75,800  2,653
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Diebold, Inc.   129,300 $ 7,435
Exabyte Corp. (a)  595,200  7,886
Ingram Micro, Inc. Class A  4,500  81
Kronos, Inc. (a)  169,850  4,947
SCI Systems, Inc. (a)  237,700  11,826
Sun Microsystems, Inc. (a)  161,000  9,821
Tech Data Corp. (a)  202,000  5,202
Wang Laboratories, Inc. (a)  70,900  1,657
  73,102
ELECTRONIC INSTRUMENTS - 1.2%
GenRad, Inc.   112,300  2,274
Lam Research Corp. (a)  361,200  8,804
Novellus Systems, Inc. (a)  212,800  8,778
Teradyne, Inc. (a)  22,400  356
Varian Associates, Inc.   11,700  528
  20,740
ELECTRONICS - 2.6%
Actel Corp. (a)  359,400  6,424
Cirrus Logic, Inc.   196,000  3,724
Integrated Device Technology, Inc. (a)  531,900  4,388
Linear Technology Corp.   285,300  9,558
Maxim Integrated Products, Inc. (a)  141,200  4,942
Solectron Corp. (a)  99,200  5,307
Tencor Instruments (a)  396,400  7,482
Triumph Group, Inc.  93,500  2,104
  43,929
PHOTOGRAPHIC EQUIPMENT - 0.9%
Imation Corp. (a)  214,800  5,880
Polaroid Corp.   233,000  9,466
  15,346
TOTAL TECHNOLOGY   341,528
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 2.3%
RAILROADS - 1.6%
Wisconsin Central Transportation Corp. (a)  744,800 $ 26,813
SHIPPING - 0.1%
Kirby Corp.   53,100  1,035
TRUCKING & FREIGHT - 0.6%
Consolidated Freightways, Inc.   237,700  5,705
Yellow Corp. (a)  390,500  5,101
  10,806
TOTAL TRANSPORTATION   38,654
UTILITIES - 4.6%
CELLULAR - 1.1%
Mobile Telecommunications Technologies, Inc. (a)  154,700  2,050
Nextel Communications, Inc. Class A (a)  291,200  4,659
Orange PLC ADR (a)  254,500  3,833
360 Degrees Communications Co. (a)  351,500  7,953
  18,495
GAS - 0.1%
Aquila Gas Pipeline Corp.   117,600  1,705
TELEPHONE SERVICES - 3.4%
Ameritech Corp.  131,800  7,216
GTE Corp.   143,000  6,024
LCI International, Inc. (a)  293,900  9,368
MFS Communications, Inc.   273,100  13,689
NYNEX Corp.   178,500  7,943
Pacific Telesis Group  173,800  5,909
SBC Communications, Inc.   51,800  2,519
WorldCom, Inc. (a)  248,200  6,050
  58,718
TOTAL UTILITIES   78,918
TOTAL COMMON STOCKS
(Cost $1,511,122)   1,611,889
CONVERTIBLE PREFERRED STOCKS - 0.1%
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Cooper Industries, Inc. $0.81 exchangeable  50,000 $ 1,000
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Labs, Inc. $3.25 (b)  5,300  280
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,125)   1,280
CONVERTIBLE BONDS - 0.1%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT (000S)
BASIC INDUSTRIES - 0.1%
IRON & STEEL - 0.1%
Hexcel Corp. 7%, 8/1/03  B2 $ 945  1,257
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Charming Shoppers, Inc. 7 1/2%, 7/15/06  B2  371  354
TOTAL CONVERTIBLE BONDS
(Cost $1,316)   1,611
U.S. TREASURY OBLIGATIONS - 1.1%
U.S. Treasury Bonds:
stripped principal:
 0%, 8/15/19  Aaa  44,050  9,255
  0%,11/15/21  Aaa  3,080  556
 8 1/8%, 8/15/19  Aaa  8,200  9,500
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,379)   19,311
CASH EQUIVALENTS - 4.9%
 MATURITY VALUE (NOTE 1)
 AMOUNT (000S) (000S)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.54%, dated
10/31/96 due 11/1/96  $ 85,167 $ 85,154
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,617,096)   $ 1,719,245
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $708,000 or 0.0% of net assets.
3. Affiliated company (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,617,919,000. Net unrealized appreciation aggregated $101,326,000, of which $191,654,000 related to appreciated investment securities and $90,328,000 related to depreciated investment securities. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1996 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                                  $ 1,719,245
agreements of $85,154) (cost $1,617,096) -
See accompanying schedule

Cash                                                                                       191

Receivable for investments sold                                                            12,429

Receivable for fund shares sold                                                            10,267

Dividends receivable                                                                       510

Interest receivable                                                                        164

 TOTAL ASSETS                                                                              1,742,806

LIABILITIES

Payable for investments purchased                                              $ 23,697

Payable for fund shares redeemed                                                6,668

Accrued management fee                                                          1,006

Other payables and accrued expenses                                             507

 TOTAL LIABILITIES                                                                         31,878

NET ASSETS                                                                                $ 1,710,928

Net Assets consist of:

Paid in capital                                                                           $ 1,496,339

Undistributed net investment income                                                        7,309

Accumulated undistributed net realized gain (loss) on                                      105,131
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                              102,149
investments

NET ASSETS, for 114,678 shares outstanding                                                $ 1,710,928

NET ASSET VALUE, offering price and redemption price                                       $14.92
per share ($1,710,928 (divided by) 114,678 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)

INVESTMENT INCOME                                                               $ 6,513
Dividends

Interest                                                                         3,953

 TOTAL INCOME                                                                    10,466

EXPENSES

Management fee                                                       $ 4,854
Basic fee

 Performance adjustment                                               688

Transfer agent fees                                                   1,926

Accounting fees and expenses                                          318

Non-interested trustees' compensation                                 3

Custodian fees and expenses                                           26

Registration fees                                                     101

Audit                                                                 22

Legal                                                                 4

Miscellaneous                                                         1

 Total expenses before reductions                                     7,943

 Expense reductions                                                   (143)      7,800

NET INVESTMENT INCOME                                                            2,666

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                106,798

 Foreign currency transactions                                        (1)        106,797

Change in net unrealized appreciation (depreciation) on                          (48,377)
investment securities

NET GAIN (LOSS)                                                                  58,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                 $ 61,086
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      SIX MONTHS       YEAR ENDED
                                                          ENDED OCTOBER    APRIL 30,
                                                          31, 1996         1996
                                                          (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 2,666          $ 10,595
Net investment income

 Net realized gain (loss)                                  106,797          126,038

 Change in net unrealized appreciation (depreciation)      (48,377)         127,572

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           61,086           264,205
FROM OPERATIONS

Distributions to shareholders                              -                (4,823)
From net investment income

 From net realized gain                                    (57,061)         (56,500)

 TOTAL DISTRIBUTIONS                                       (57,061)         (61,323)

Share transactions                                         1,033,756        1,757,604
Net proceeds from sales of shares

 Reinvestment of distributions                             56,232           60,345

 Cost of shares redeemed                                   (843,609)        (1,019,326)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           246,379          798,623
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  250,404          1,001,505

NET ASSETS

 Beginning of period                                       1,460,524        459,019

 End of period (including undistributed net investment    $ 1,710,928      $ 1,460,524
income of $7,309 and $6,386, respectively)

OTHER INFORMATION
Shares

 Sold                                                      70,191           130,754

 Issued in reinvestment of distributions                   3,792            4,521

 Redeemed                                                  (57,817)         (74,976)

 Net increase (decrease)                                   16,166           60,299


FINANCIAL HIGHLIGHTS
      SIX MONTHS       YEAR ENDED    THREE MONTH     MARCH 29, 1994
      ENDED OCTOBER    APRIL 30,     PERIOD ENDED    (COMMENCEMEN
      31, 1996                       APRIL 30,       T OF OPERATIONS)
                                                     TO JANUARY 31,

      (UNAUDITED)      1996          1995            1995


SELECTED PER-SHARE DATA

Net asset value,                    $ 14.83       $ 12.01       $ 10.78     $ 10.00
beginning of period

Income from Investment
Operations

 Net investment income               .02 G         .11 E         .02         -

 Net realized and unrealized         .61           3.49          1.23        .92
 gain (loss)

 Total from investment               .63           3.60          1.25        .92
operations



Less Distributions

 From net investment income          -             (.06)         -           -

 From net realized gain              (.54)         (.72)         (.02)       (.14)

 Total distributions                 (.54)         (.78)         (.02)       (.14)

Net asset value, end of period      $ 14.92       $ 14.83       $ 12.01     $ 10.78

TOTAL RETURN B, C                    4.27%         30.84%        11.61%      9.27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 1,710,928   $ 1,460,524   $ 459,019   $ 138,167
(000 omitted)

Ratio of expenses to average         .97% A        1.02%         1.27% A     1.63% A
net assets

Ratio of expenses to average net     .95% A, D     1.00% D       1.22% A,    1.61% A, D
assets after expense                                             D
reductions

Ratio of net investment income       .33% A        1.01%         .95% A      (.03)% A
to average net assets

Portfolio turnover rate              107% A        179%          163% A      190% A

Average commission rate F           $ .0414


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $0.04 PER SHARE.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contract is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,071,746,000 and $807,117,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .24% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $326,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender. The maximum loan and the average daily loan balances during the period for which the loan was outstanding amounted to $69,809,000, and $63,064,000, respectively. The weighted average interest rate was 5.50%. Interest earned from the interfund lending program amounted to $29,000 and is included in interest income on the Statement of Operations.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $135,000 under this arrangement.
In addition, the fund has entered into an arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $6,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hot Topic, Inc.  $ 485 $ - $ - $ 5,798
DISTRIBUTIONS


The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on December 9, 1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $.72 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.03 per share from net investment income.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Jennifer Uhrig, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
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Export Fund
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Growth Company Fund
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Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
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